UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 3, 2009
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 2.02. Results of Operations and Financial Condition
     On November 3, 2009, WebMD Health Corp. issued a press release announcing its results for the quarter ended September 30, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures” and is also Annex to Exhibit 99.5 (described below). Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously disclosed, the merger of HLTH Corporation and WebMD (the “Merger”) was completed on October 23, 2009. The Merger constitutes a “reverse merger” for accounting purposes, with HLTH being treated as the acquiror. Accordingly, the pre-acquisition consolidated financial statements of HLTH will be treated as the historical financial statements of WebMD going forward and will be included in WebMD’s Annual Report on Form 10-K for the year ending December 31, 2009. However, since the Merger was completed after the end of the third quarter, the financial statements in WebMD’s Quarterly Report on Form 10-Q for that quarter will relate only to WebMD and WebMD’s historical financial statements will be the historical financial statements for purposes of that filing.
     Financial tables reporting HLTH’s results for the quarter ended September 30, 2009 are attached as Exhibit 99.5 to this Current Report. Exhibit 99.5 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. WebMD intends to file the unaudited consolidated financial statements of HLTH for the three- and nine-month periods ended September 30, 2009 and September 30, 2008 as an amendment to the Current Report on Form 8-K filed by WebMD on October 26, 2009 regarding completion of the Merger.

Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated November 3, 2009, regarding the Registrant’s results for the quarter ended September 30, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3 and to Exhibit 99.5

99.5	Financial Tables regarding HLTH Corporation’s results for the quarter ended September 30, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: November 3, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 3, 2009, regarding the Registrant’s results for the quarter ended September 30, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3 and to Exhibit 99.5

99.5	Financial Tables regarding HLTH Corporation’s results for the quarter ended September 30, 2009